Exhibit 10

[LOGO] ERNST & YOUNG

                         REPORT OF INDEPENDENT AUDITORS

                             To the Stockholders of

                            INKSURE TECHNOLOGIES INC.

      We have audited the accompanying consolidated balance sheet of InkSure Technologies Inc. ("the Company") and its subsidiaries as of December 31, 2003, and the related consolidated statements of operations, changes in stockholders' equity (deficiency) and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2003, and the consolidated results of their operations and cash flows for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Kost Forer Gabbay & Kasierer
                                                --------------------------------
Tel-Aviv, Israel                                  KOST FORER GABBAY & KASIERER
March 25, 2005                                  A Member of Ernst & Young Global

                                                                      Exhibit 10

[LOGO] Lazar Levine & Felix LLP
       CERTIFIED PUBLIC ACCOUNTANTS & BUSINESS CONSULTANTS

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Pioneer Commercial Funding Corp.
New York, New York

We have audited the accompanying balance sheet of Pioneer Commercial Funding Corporation (a New York corporation) as of December 31, 2003, and the related statements of operations, comprehensive income (loss), changes in stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pioneer Commercial Funding Corporation as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has ceased issuing loans in its mortgage warehouse lending business. The Company has also suffered recurring losses from operations and has negative working capital and net worth. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                    /s/ Lazar Levine & Felix LLP
                                                    ----------------------------
                                                        LAZAR LEVINE & FELIX LLP

New York, New York
February 9, 2004

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